UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE J. M. SMUCKER COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 19, 2020.
THE J. M. SMUCKER COMPANY	Meeting Information
Meeting Type: Annual Meeting
For holders as of: June 22, 2020
	Date: August 19, 2020	Time: 10:00 AM EDT
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/SJM2020.

THE J. M. SMUCKER COMPANY ATTN: JEANNETTE KNUDSEN ONE STRAWBERRY LANE ORRVILLE, OHIO 44667-0280

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SJM2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

–— Before You Vote —–

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF 2020 ANNUAL MEETING AND PROXY STATEMENT 2020 ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 5, 2020 to facilitate timely delivery.

–— How To Vote —– Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/SJM2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote “FOR” the following proposals:

1.	Election of Directors whose term of office will expire in 2021.

Nominees:

	1a.	Susan E. Chapman-Hughes

	1b.	Paul J. Dolan

	1c.	Jay L. Henderson

	1d.	Kirk L. Perry

	1e.	Sandra Pianalto

	1f.	Nancy Lopez Russell

	1g.	Alex Shumate

	1h.	Mark T. Smucker

	1i.	Richard K. Smucker

	1j.	Timothy P. Smucker

	1k.	Jodi L. Taylor

	1l.	Dawn C. Willoughby

2.	Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2021 fiscal year.

3.	Advisory approval of the Company’s executive compensation.

4.	Approval of The J. M. Smucker Company 2020 Equity and Incentive Compensation Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 19, 2020.
THE J. M. SMUCKER COMPANY	Meeting Information
Meeting Type: Annual Meeting
For holders as of: June 22, 2020
	Date: August 19, 2020	Time: 10:00 AM EDT
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/SJM2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SJM2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

–— Before You Vote —–

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF 2020 ANNUAL MEETING AND PROXY STATEMENT 2020 ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 5, 2020 to facilitate timely delivery.

–— How To Vote —– Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/SJM2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote “FOR” the following proposals:

1.	Election of Directors whose term of office will expire in 2021.

Nominees:

	1a.	Susan E. Chapman-Hughes

	1b.	Paul J. Dolan

	1c.	Jay L. Henderson

	1d.	Kirk L. Perry

	1e.	Sandra Pianalto

	1f.	Nancy Lopez Russell

	1g.	Alex Shumate

	1h.	Mark T. Smucker

	1i.	Richard K. Smucker

	1j.	Timothy P. Smucker

	1k.	Jodi L. Taylor

	1l.	Dawn C. Willoughby

2.	Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2021 fiscal year.

3.	Advisory approval of the Company’s executive compensation.

4.	Approval of The J. M. Smucker Company 2020 Equity and Incentive Compensation Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Certification of Ten-Vote Shares

The ten-votes-per-share provision stated in The J. M. Smucker Company’s Amended Articles of Incorporation applies to Proposal 4 in this notice. In order to exercise the ten-votes-per-share provision, please complete the requested information when you vote at www.proxyvote.com.

Voting Instructions